Exhibit 10.2

Execution Version

SECURITY AGREEMENT
Dated as of August 4, 2022
from
HERSHA HOSPITALITY LIMITED PARTNERSHIP,
as Borrower,
and
THE OTHER GRANTORS REFERRED TO HEREIN
to
CITIBANK, N.A.,
as Collateral Agent
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Table of Contents
Schedules
Schedule I    Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number
Schedule II    Equity Collateral
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Schedule III    Assigned Agreements
Schedule IV    Hotels and Locations of FF&E and Inventory
Schedule V    Changes in Name, Location, Etc.
Exhibits
Exhibit A    Form of Security Agreement Supplement

AMERICAS/2023158313.8

SECURITY AGREEMENT
SECURITY AGREEMENT dated as of August 4, 2022 (this “Agreement”) among the entities listed on the signature pages hereof as owners (the “Owners”), the entities listed on the signature pages hereof as lessees (the “Lessees”, together with the Owners, the “Hotel Parties”), HERSHA HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (“Borrower”), the entities listed on the signature pages hereof as pledgors (together with Borrower, the “Equity Pledgors”) and the ADDITIONAL GRANTORS (as defined in Section 22) (together with the Hotel Parties and the Equity Pledgors, the “Grantors”) and CITIBANK, N.A., as collateral agent (in such capacity and together with any successor collateral agent appointed pursuant to the Credit Agreement (as hereinafter defined), the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement).
PRELIMINARY STATEMENTS
(1)    Borrower, Hersha Hospitality Trust, a Maryland real estate investment trust (“Parent Guarantor”), the subsidiary guarantors listed on the signature pages thereof, the initial lenders listed on the signature pages thereof, the Collateral Agent, Citibank, N.A., as administrative agent and the other financial institutions listed on the signature pages thereof have entered into that certain Credit Agreement dated as of even date herewith (such Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
(2)    Pursuant to the Credit Agreement, the Hotel Parties are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Lender Parties and the Hedge Banks (as defined in the Credit Agreement and referred to herein as the “Secured Parties”) a security interest in the Asset Collateral (as hereinafter defined).
(3)    Pursuant to Section 2.20 of the Credit Agreement, Borrower may be required to establish a letter of credit cash collateral deposit account (the “L/C Cash Collateral Account”) with the Collateral Agent, in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement, the Credit Agreement and the other Loan Documents.
(4)     Each Equity Pledgor is the owner as of the date hereof of the direct Equity Interests in the respective Hotel Party set forth opposite such Equity Pledgor’s name on and as otherwise described in Schedule II and issued by the respective Persons named therein (as to “Issuer” on Schedule II, the “Initial Pledged Equity Collateral”).
(5)    It is a requirement under the Credit Agreement that the Grantors execute and deliver this Agreement to the Collateral Agent.
(6)    Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.
(7)    Capitalized terms used but not otherwise defined in this Agreement shall have their respective meanings set forth in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided, however, that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
NOW, THEREFORE, in consideration of the premises, and for good and valuable other consideration, the receipt and sufficiency of which is hereby conclusively acknowledged, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:
Section 1Grant of Security
.

(i)Each Hotel Party hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in such Hotel Party’s right, title and interest in and to the following (if any), in each case, as to each type of property described below, whether now owned or hereafter acquired by such Hotel Party, wherever located, and whether now or hereafter existing or arising (collectively, the “Asset Collateral”):
(a)all “furniture, furnishings and equipment” (as such phrase is commonly understood in the hotel industry) and all appurtenances and additions thereto and substitutions or replacements thereof owned by such Hotel Party and now or hereafter attached to, contained in or used in connection with the use, occupancy, operation or maintenance of each hotel set forth opposite such Hotel Party’s name in Schedule IV hereto (each, a “Hotel”), including, without limitation, any and all: (I) wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, attached cabinets, partitions, doorstops, vaults, motors, elevators, dumb-waiters, storm doors and windows, awnings, window coverings, curtains, window shades, venetian blinds, drapes, drapery rods and brackets, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, communication, surveillance and security systems and apparatus, television, radio, music and cable antennae and systems, computers, computer reservation systems and related equipment, mirrors, mantels, screens, attached floor covering, linoleum, carpets and carpeting, signs, decorations, artwork (including painting, prints, sculpture and other fine art), plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, fuel, water and other pumps and tanks, pools and aquatic equipment and accessories, laundry equipment, washers, dryers, mini-bars, ice-boxes and heating units, kitchen and restaurant equipment and appliances (including stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters and incinerators), hall and lobby equipment, ventilating, refrigerating, incinerating, escalator and air conditioning plants or systems with appurtenant fixtures, vacuum cleaning systems, call and/or beeper systems, generators, boilers, compressors and engines; garbage disposal machinery or equipment, trees, plants and other items of landscaping, and irrigation equipment now owned or hereafter acquired by such Hotel Party and now or hereafter attached to, installed in or used in connection with any of the Premises; (II) all furniture and furnishings of every nature whatsoever now or hereafter owned or leased by such Hotel Party or in which such Hotel Party has any rights or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereafter be appropriated for use on or in connection with the operation of each Hotel, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing; and (III) (A) all cocktail lounge supplies, including bars, glassware, bottles and tables used in connection with each Hotel, (B) all chaise lounges, hot tubs, swimming pool heaters and equipment and all other health and recreational equipment and beauty and barber equipment used in connection with each Hotel, (C) all goods, inventory, equipment and supplies used in connection with the operation of the hotel, restaurants, stores, parking facilities, and all other commercial operations at each Hotel, including communication systems, visual and electronic surveillance systems and transportation systems, (D) all tools, utensils, food and beverage, liquor, silverware, dishes, uniforms, linens, rugs, housekeeping and maintenance supplies, vehicles and fuel located at or used in connection with each Hotel, and (E) all equipment, manual, mechanical or motorized, for the construction, maintenance, repair and cleaning of parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets related to each Hotel (any and all such property being the “FF&E”);
(b)all inventory in all of its forms, including, without limitation, (I) all provisions in storerooms, refrigerators, pantries and kitchens, beverages in wine cellars and bars, other merchandise intended for sale, fuel, mechanical supplies, stationary and other expenses, supplies and similar items and raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (II) goods in which such Hotel Party has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Hotel Party has an interest or right as consignee) and (III) goods that are returned to or repossessed or stopped in transit by such Hotel Party, and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is embedded in and is part of the inventory (any and all such property being the “Inventory”);
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(c)all fees, charges, accounts (including, without limitation, insurance receivables), chattel paper, instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations and/or other payments, including, without limitation, payments for the use or occupancy of rooms, suites, or other lodging facilities of any kind and/or public facilities in or at any such Hotel or for the provision of any food and beverages or other services at any such Hotel, including fees, charges, accounts and/or other payments arising from the following: (I) sale of food and beverages, whether in a restaurant, through “room service” dining, or through banquets, catering facilities and services; (II) sales of food and beverages from mini-bar facilities in guest rooms; (III) laundry, vending machine and telecommunications receipts, whether billed to guests of any such Hotel or collected in cash; (IV) rental of conference rooms, meeting rooms and ball rooms; (V) operation of health club, spa, personal care, and other facilities located in, on or at any such Hotel; (VI) incidental charges to guests of any such Hotel or other users or customers; (VII) any other charges of any kind that appear on any bill or statement rendered to any guest of any such Hotel or other user or customer of any such Hotel; and (VIII) any payments (and the right to receive payments) from any consumer credit/charge card organization or entity (such as, or similar to, the organizations or entities that sponsor and administer the American Express Card, the Visa Card, the MasterCard, the Carte Blanche Card or the Discover Card), whether now existing or hereafter created, substitutions therefor, proceeds (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom, proceeds or fees received from travel agents or arising from reservation systems or services, all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property, in each case excluding the revenues or other income earned by third party licensees and lessees (other than Affiliates of any Hotel Party) of any portion of any Hotel (but including such revenues or other income payable by such third party licensee or lessee to any Hotel Party) (any and all of such fees, charges, accounts and/or other payments, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clauses (d), (e) or (f) below, being the “Receivables”, and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”);
(d)each of the Material Contracts listed on Schedule III hereto, and each Management Agreement to which such Hotel Party is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, (I) all rights of such Hotel Party to receive moneys due and to become due under or pursuant to the Assigned Agreements, (II) all rights of such Hotel Party to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (III) claims of such Hotel Party for damages arising out of or for breach of or default under the Assigned Agreements and (IV) the right of such Hotel Party to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Asset Collateral being the “Agreement Collateral”);
(e)all agreements, permits, consents, orders and franchises relating to the construction, use or operation of any of the Hotels to which such Hotel Party, now or hereafter, is a party or a beneficiary;
(f)all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Hotel Party pertaining to any of the Asset Collateral; and
(g)all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Asset Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (e) of this subsection (i) and this clause (g)) and, to the extent not otherwise included, all (I) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by
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reason of loss or damage to any of the foregoing Asset Collateral, (II) tort claims, including, without limitation, all commercial tort claims and (III) cash on hand of such Hotel Party;
(ii)Each Equity Pledgor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in such Equity Pledgor’s right, title and interest in and to the following (if any), in each case, as to each type of property described below, whether now owned or hereafter acquired by such Equity Pledgor, wherever located, and whether now or hereafter existing or arising (collectively, the “Equity Collateral”):
(h)the following (the “Pledged Equity Collateral”): (I) the Initial Pledged Equity Collateral, (II) to the extent required under Section 5.01(j) of the Credit Agreement, the Equity Interests in any Guarantor from time to time hereafter acquired or created (collectively, the “Additional Pledged Equity Collateral”), (III) the certificates (if any) representing the Initial Pledged Equity Collateral and the Additional Pledged Equity Collateral; and (IV) all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity Collateral and the Additional Pledged Equity Collateral, and all subscription warrants, rights or options issued thereon or with respect thereto;
(i)all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Equity Pledgor pertaining to any of the Pledged Equity Collateral; and
(j)all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Pledged Equity Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clause (a) of this subsection (ii) and this clause (c)) and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to any of the foregoing Pledged Equity Collateral; and
(iii)Borrower hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in Borrower’s right, title and interest in and to the following (if any), in each case, as to each type of property described below, whether now owned or hereafter acquired by Borrower, wherever located, and whether now or hereafter existing or arising (collectively, the “Account Collateral”, and together with the Asset Collateral and the Equity Collateral, the “Collateral”):
(a)the following (the “L/C Collateral”): the L/C Cash Collateral Account and (I) all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account; (II) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of Borrower in substitution for or in addition to any or all of the then existing Account Collateral; and (III) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing L/C Account Collateral;
(b)all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of Borrower pertaining to any of the L/C Collateral; and
(c)all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the L/C Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clause (a) of this subsection (iii) and this clause (c)) and, to the extent not otherwise included, all (I) payments under insurance (whether or not the Collateral
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Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to any of the foregoing L/C Collateral, (II) tort claims, including, without limitation, all commercial tort claims and (III) cash on hand of Borrower, provided, that, notwithstanding any of the foregoing to the contrary, the Collateral shall not include (I) insurance policies the proceeds of which are required, by the terms of such policies, to be paid to Persons other than any Grantor, and rights related to such policies; (II) those assets as to which the Collateral Agent and Borrower reasonably determine that the cost of obtaining such security interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby; or (III) any other property if and to the extent that a security interest on such property is prohibited by or in violation of (x) any law, rule or regulation applicable to such Grantor or such property, or (y) a term, provision or condition of any contract, property right or agreement applicable to such Grantor or such property (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any such property not subject to the prohibitions specified in (x) or (y) above;
provided, further, that the Asset Collateral shall not include in any case any property belonging to tenants under leases (other than if such tenant is a Grantor), property belonging to hotel guests or the property of any franchisor, except to the extent that a Grantor shall have any right or interest therein.
Section 2Security for Obligations
. This Agreement secures the payment of all Obligations of such Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “Secured Obligations”) under the Loan Documents. Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.
Section 3Grantors Remain Liable
. Anything herein to the contrary notwithstanding, (i) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (iii) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral solely by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
Section 4Delivery and Control of Equity Collateral. (i) On or before the date hereof, all existing certificates or instruments representing or evidencing the Initial Pledged Equity Collateral shall have been delivered to and held by or on behalf of the Collateral Agent for the benefit of each Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Equity Collateral, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. Thereafter, all other certificates or instruments representing or evidencing the Additional Pledged Equity Collateral and any other Equity Collateral shall, no later than twenty (20) Business Days after certificates or instruments representing or evidencing such Equity Collateral are acquired (or such later date as may be agreed by the Collateral Agent, in its discretion), be delivered to and held by or on behalf of the Collateral Agent for the benefit of each Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Equity Collateral, and shall be in suitable form for transfer by delivery, or shall be
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accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent.
(ii)    With respect to any Equity Collateral, upon the reasonable request of the Collateral Agent, each Equity Pledgor thereof will notify each Hotel Party the Equity Interests in which constitute Equity Collateral that such Equity Collateral is subject to the security interest granted hereunder.
(iii)    Upon the occurrence and during the continuance of an Event of Default and the exercise of remedies pursuant to Section 20 hereof, the Collateral Agent shall have the right, at any time in its discretion and upon notice to any Equity Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its respective nominees any or all of the Equity Collateral, subject only to the revocable rights specified in Section 14(i).
Section 5Maintaining the Account Collateral
. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lenders shall have, at any time any Commitment:
(i)Borrower will maintain the L/C Cash Collateral Account only with the Collateral Agent for the benefit of each Secured Party; and
(ii)any Agent may, at any time and without notice to, or consent from, Borrower or any Hotel Party, transfer, or direct the transfer of, funds from the Account Collateral to satisfy Borrower’s or such Hotel Party’s obligations under the Loan Documents if an Event of Default shall have occurred and be continuing.
Section 6Investing of Amounts in the L/C Cash Collateral Account. The Collateral Agent will, subject to the provisions of Sections 5, 7 and 20, from time to time (i) (a) invest amounts received with respect to the L/C Cash Collateral Account in such Cash Equivalents credited to the L/C Cash Collateral Account as Borrower may select and the Collateral Agent may approve in its reasonable discretion, and (b) invest interest paid on the Cash Equivalents referred to in clause (i)(a) above, and (ii) reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited in the same manner. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the L/C Cash Collateral Account. In addition, the Collateral Agent shall have the right at any time to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the L/C Cash Collateral Account.
Section 7Release of Amounts. So long as no Event of Default shall have occurred and be continuing, the Collateral Agent will pay and release to Borrower or at Borrower’s order or, at the request of Borrower, to the Collateral Agent to be applied to the Obligations of Borrower under the Loan Documents, such amount, if any, as is then on deposit in the L/C Cash Collateral Account, in each case to the extent permitted to be released under the terms of the Credit Agreement.
Section 8Reserved.
Section 9Representations and Warranties
. Each Grantor, as applicable, represents and warrants as of the date hereof as follows:
(i)Such Grantor’s exact legal name is correctly set forth in Schedule I hereto. Such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office, and if such Grantor is a Hotel Party, such Hotel Party holds all original copies of each Assigned Agreement and Related Contract to which such Hotel Party is a party, and all originals of all chattel paper that evidence Receivables of such Hotel Party, in the state or jurisdiction set forth in Schedule I hereto. The information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects. Within the five years preceding the date hereof, such Grantor has not changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed on Schedule V hereto.
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(ii)If such Grantor is a Hotel Party, all of the FF&E and Inventory of such Hotel Party are located at the places specified therefor in Schedule IV hereto, as such Schedule IV may be amended from time to time pursuant to Section 22(ii). Within the five years preceding the execution of this Agreement (or such shorter period as the related Hotel has been owned by such Hotel Party), such Hotel Party has not changed the location of its FF&E and Inventory except as set forth in Schedule V hereto.
(iii)If such Grantor is a Hotel Party, none of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument (other than credit card receipts) that has not been delivered to the Collateral Agent.
(iv)Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for (a) interests created under this Agreement and (b) with respect to the Asset Collateral, the interests permitted under the Credit Agreement and for Permitted Liens and as otherwise expressly permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral is on file in any recording office, except (y) such as may have been filed in favor of the Collateral Agent relating to the applicable Loan Documents and (z) with respect to the Asset Collateral, as otherwise permitted under the Credit Agreement.
(v)If such Grantor is an Equity Pledgor, the Equity Collateral pledged by such Equity Pledgor hereunder has been duly authorized and, if relating to a corporation, validly issued and is fully paid and non-assessable. Each Hotel Party, as an issuer of Equity Collateral, confirms by virtue of its execution of this Agreement that it has received notice of such security interest
(vi)If such Grantor is an Equity Pledgor, (a) all Equity Collateral of such Equity Pledgor consisting of certificated securities has been delivered to the Collateral Agent to the extent required under Section 4(i), (b) none of the Equity Collateral is credited to a “securities account” (within the meaning of Section 8-501(a) of the UCC) and (c) the Initial Pledged Equity Collateral pledged by such Equity Pledgor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule I hereto, which is all of the issued and outstanding Equity Interests in the respective issuer of such interests
(vii)If such Grantor is a Hotel Party, subject to the terms and provisions of any applicable management, franchise and operating leases, such Hotel Party has exclusive possession and control of its FF&E and Inventory.
(viii)If such Grantor is a Hotel Party, (a) the Assigned Agreements to which such Hotel Party is a party, true and complete copies of which have been furnished to the Collateral Agent, have been duly authorized, executed and delivered by such Hotel Party, have not been amended, amended and restated, supplemented or otherwise modified except as furnished to the Collateral Agent, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms (subject to Bankruptcy Law and principles of equity) and (b) there exists no material default by such Hotel Party (or, to such Hotel Party’s knowledge, any other party thereto) under any Assigned Agreement to which such Hotel Party is a party.
(ix)If such Grantor is a Hotel Party, such Hotel Party is not a beneficiary or assignee under any letter of credit other than those provided as security by parties under leases.
(x)This Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with (a) the filing of UCC-1 financing statements necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement, perfected first priority security interest in all Collateral of such Grantor that may be perfected by the filing of UCC-1 financing statements and (b) the taking of possession of the Pledged Interests, securing the payment of the Secured Obligations.
(xi)No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (a) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (b) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), or (c) the exercise by the Collateral Agent of its rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except for the filing of financing and continuation statements under the UCC, filings with the United States Securities and Exchange
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Commission, such actions as may be required by applicable laws affecting the offering and sale of securities generally, and consents, authorizations, filings or other actions which have been obtained or made.
(xii)If such Grantor is a Hotel Party, such Hotel Party has no commercial tort claims (as defined in Section 9-102(13) of the UCC).
Section 10Further Assurances
(iii). (i) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be reasonably necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder (to the extent such pledge or security interest is required to be perfected under the Loan Documents) or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor, upon the reasonable request of the Collateral Agent, deliver to the Collateral Agent evidence that all other actions that the Collateral Agent may reasonably deem necessary in order to perfect and protect, and continue the protection and perfection of, the security interest granted by Grantor under this Agreement has been taken (to the extent such pledge or security interest is required to be perfected under the Loan Documents).
(iv)Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto in each jurisdiction necessary to perfect a security interest in the Collateral granted hereby (including, with respect to the financing statements filed against the Hotel Parties, at the Collateral Agent’s option, describing the Collateral as “all of the Debtor’s assets, whether now owned or hereafter acquired”) to the extent permitted by law and subject to the terms of this Agreement and the Loan Documents. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof to the extent such filings were permitted by law and the terms of this Agreement and the Loan Documents.
(v)Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.
Section 11As to FF&E and Inventory
(i). (i) Each Hotel Party will keep the FF&E and Inventory of such Hotel Party (other than any FF&E or Inventory transferred in accordance with Section 5.02(e)(ii) of the Credit Agreement) at the places therefor specified in Section 9(ii).
(ii)Each Hotel Party will cause the FF&E of such Hotel Party to be maintained and preserved in all material respects in the same condition, repair and working order as of the date hereof, ordinary wear and tear excepted, and will forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are reasonably necessary to such end. Each Hotel Party will promptly furnish to the Collateral Agent a statement respecting any loss or damage exceeding $500,000 at any one property to any of the FF&E or Inventory of such Hotel Party.
(iii)Each Hotel Party will pay promptly prior to the date the same would be delinquent, all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the FF&E and Inventory of such Hotel Party, except to the extent payment thereof is not required by Section 5.01(b) or 5.02(a) of the Credit Agreement
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Section 12Reserved.
Section 13Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and Related Contracts
(vi). (i) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 9(i) of this Agreement without first giving at least ten (10) Business Days’ (or such shorter period as may be agreed by the Collateral Agent) prior written notice to the Collateral Agent and taking all action reasonably required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. No Hotel Party will change the location of its FF&E and Inventory (other than any FF&E or Inventory transferred in accordance with Section 5.02(e)(ii) of the Credit Agreement) or the place where it keeps the originals of the Assigned Agreements and Related Contracts to which such Hotel Party is a party and the originals of all chattel paper that evidence Receivables of such Grantor from the locations therefor specified in Sections 9(i) and 9(ii) without first giving the Collateral Agent ten (10) Business Days’ prior written notice (or such shorter period as may be agreed by the Collateral Agent) of such change. No Grantor will enter into any security agreement that purports to create a security interest in any part of the Collateral, except as permitted under the Credit Agreement. Each Grantor will hold and preserve its records relating to the Collateral of such Grantor, including (if any), without limitation, the Assigned Agreements and Related Contracts, and will, in accordance with Section 5.01(f) of the Credit Agreement, permit representatives of the Collateral Agent upon reasonable prior notice at any time during normal business hours to inspect and make abstracts from such records and other documents. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.
(vii)If any Equity Pledgor shall, as a result of its ownership of the Equity Collateral, become entitled to receive or shall receive any stock certificate or limited partnership or regular membership certificate, as applicable (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Equity Collateral, or otherwise in respect thereof, and which certificate, option or right constitutes Collateral, such Equity Pledgor shall receive the same in trust for the benefit of the Collateral Agent, hold the same in trust for the Collateral Agent and, no later than ten (10) Business Days following receipt thereof (or such longer period as may be agreed by the Collateral Agent) deliver the same to the Collateral Agent, for the benefit of each Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Equity Collateral, in the exact form received, duly endorsed by such Equity Pledgor to the Collateral Agent, if required, together with an updated stock, regular membership or limited partnership interest power covering such certificate duly executed in blank, to be held by the Collateral Agent as additional security for the Secured Obligations. Such Equity Pledgor shall also deliver to the Collateral Agent together with such certificates and powers an updated Schedule II to this Agreement.
(viii)Except as otherwise provided in this subsection (iii), each Hotel Party will use commercially reasonable efforts to continue to collect, at its own expense, all amounts due or to become due such Hotel Party under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, the Collateral Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, and upon written notice to such Hotel Party of its intention to do so, to notify the Obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Hotel Party thereunder directly to the Collateral Agent, as gratuitous bailee for the benefit of each Secured Party and any assignee solely for the purpose of holding such payment, and, upon such notification and at the expense of such Hotel Party, to enforce in accordance with the terms thereof and applicable law collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Hotel Party might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Hotel Party of the notice from the Collateral Agent referred to in the preceding sentence, (a) all amounts and proceeds (including, without limitation, instruments) received by such Hotel Party in respect of the Assigned Agreements, Receivables and Related Contracts of such Hotel Party, to the extent such amounts and proceeds constitute Asset Collateral, shall be received in trust for the benefit of the Collateral Agent hereunder, during the continuance of an Event of Default, shall be segregated from other funds of such Hotel Party and shall be forthwith paid over to the Collateral Agent, as gratuitous bailee for the benefit of each Secured Party and any
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assignee solely for the purpose of holding such payment in the same form as so received (with any necessary indorsement) and applied as provided in Section 20(ii) and (b) such Hotel Party will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Hotel Party will permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or obligations of the Obligor thereof.
Section 14Voting Rights; Distributions; Etc.
(xiii)So long as no Event of Default shall have occurred and be continuing:
(a)Each Equity Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Equity Collateral of such Equity Pledgor or any part thereof for any purpose; provided, however, that such Equity Pledgor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of any material portion of the Equity Collateral.
(b)Except as provided pursuant to Section 13(ii), each Equity Pledgor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Equity Collateral of such Equity Pledgor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents.
(c)The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Equity Pledgor all such proxies and other instruments as such Equity Pledgor may reasonably request for the purpose of enabling such Equity Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to clause (a) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to clause (b) above.
(ix)Upon the occurrence and during the continuance of an Event of Default:
(d)All rights of each Equity Pledgor (I) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(i)(a) shall, upon written notice to such Equity Pledgor by the Collateral Agent, cease and (II) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(i)(b) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Equity Collateral such dividends, interest and other distributions.
(e)Subject to the terms of the Credit Agreement, all dividends, interest and other distributions that are received by any Equity Pledgor contrary to the provisions of paragraph (i) of this Section 14(ii) shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Equity Pledgor and shall be promptly paid over to the Collateral Agent, as gratuitous bailee for the benefit of each Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Equity Collateral, as Equity Collateral in the same form as so received (with any necessary indorsement).
Section 15Reserved.
Section 16Transfers and Other Liens.
(i)Each Grantor agrees that it will not (a) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral of such Grantor, other than sales, assignments and other dispositions of the Collateral, and options relating to the Collateral, permitted under the terms of the Credit Agreement, or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and other Liens permitted under the Credit Agreement.
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(ii)Except as otherwise permitted under the Credit Agreement, each Equity Pledgor agrees that it shall (a) cause each Hotel Party the Equity Interests in which constitute Equity Collateral pledged by such Equity Pledgor not to issue any Equity Interests or other securities in addition to or in substitution for the Equity Collateral issued by such Hotel Party, except to such Equity Pledgor, and (b) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional Equity Interests or other securities held or received by such Equity Pledgor.
Section 17Agents Appointed Attorney-in-Fact
. To the extent permitted by applicable law, and solely upon the occurrence and during the continuance of an Event of Default, each Grantor hereby irrevocably appoints the Collateral Agent such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, but subject in all respects to applicable laws and (to the extent applicable) the terms of the Credit Agreement:
(iii)to obtain and adjust any insurance required to be paid to the Collateral Agent pursuant to the Loan Documents,
(iv)to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,
(v)to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (i) or (ii) above, and
(vi)to file any claims or take any action or institute any proceedings that the Collateral Agent may deem reasonably necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.
Section 18Agents May Perform
. If any Grantor fails to perform any agreement contained herein, and solely upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 21.
Section 19Collateral Agent’s Duties
(vii). (i) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon them to exercise any such powers. Except for (a) the exercise of reasonable care with respect to, and the safe custody of, any Collateral in their possession and the accounting for moneys actually received by them hereunder, and (b) liability for the gross negligence or willful misconduct of any of the Collateral Agent’s officers, directors, agents or employees, the Collateral Agent shall have any duty or liability as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.
(viii)Anything contained herein to the contrary notwithstanding (but subject to the terms of the Credit Agreement), the Collateral Agent may, from time to time when the Collateral Agent (upon consultation by the Collateral Agent with the Borrower and following consideration by the Collateral Agent of the cost of such appointment in relation to the benefit to the Secured Parties afforded thereby) determines in its reasonable judgment that it is necessary, appoint one or more trustees, co-trustees, collateral co-agents or collateral subagents (each, a “Subagent”) for the Collateral Agent hereunder with respect to all or any part of
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the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (a) the assignment and pledge of such Collateral and the security interest granted in such Collateral to the Collateral Agent by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (b) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (c) the term “Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.
Section 20Remedies
. If any Event of Default shall have occurred and be continuing:
(ix)The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, and subject to applicable laws, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may, subject to applicable laws: (a) require each Hotel Party to, and each Hotel Party hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Asset Collateral as directed in writing by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to each party; (b) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (c) occupy any premises owned or leased by any Hotel Party where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Hotel Party in respect of such occupation; and (d) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (I) subject to the terms and provisions of this Agreement, any and all rights of a Hotel Party to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Asset Collateral, (II) without notice to Borrower or any other Loan Party, except as required by law or Section 10.05 of the Credit Agreement and at any time or from time to time, charge, set-off and otherwise apply all or any part of any funds held as Collateral in any deposit account against any of the Secured Obligations and (III) with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Asset Collateral, those rights and remedies set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
(x)Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral will be applied by the Collateral Agent for the ratable benefit of the Secured Parties against the Secured Obligations.
(xi)All payments received by any Grantor in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent, as gratuitous bailee for the benefit of each Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Collateral, in the same form as so received (with any necessary indorsement).
(xii)If the Collateral Agent shall determine to exercise its right to sell all or any of the Equity Collateral of any Equity Pledgor pursuant to this Section 20, each Equity Pledgor agrees that, upon reasonable written request of the Collateral Agent, such Equity Pledgor will, at its own expense, provide the Collateral Agent with such other information and projections as may be necessary or, in the reasonable opinion
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of the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Equity Collateral and otherwise cooperate with such sale of such Equity Collateral or any part thereof as the Collateral Agent reasonably requires to ensure that such sale is valid and binding and in compliance with applicable law.
(xiii)The Collateral Agent is authorized, in connection with any sale of the Equity Collateral pursuant to this Section 20, to deliver or otherwise disclose to any prospective purchaser of the Equity Collateral (subject to Section 10.13 of the Credit Agreement): (a) any information and projections provided to the Collateral Agent pursuant to clause iv above; and (b) any other information in its possession relating to such Equity Collateral.
(xiv)The Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Equity Collateral for certificates or instruments of smaller or larger denominations.
(xv)The rights of the Collateral Agent under this Agreement shall not be conditioned or contingent upon the pursuit by the Collateral Agent of any right or remedy against any Grantor or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any other security therefore, guarantee thereof or right of offset with respect thereto. The Collateral Agent shall be liable for any failure to demand, collect or realize upon all or any part of the Equity Collateral or for any delay in doing so, nor shall the Collateral Agent be under any obligation to sell or otherwise dispose of any Equity Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Equity Collateral or any part thereof.
Section 21Indemnity and Expenses
(xvi). (i) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, all reasonable out-of-pocket claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or wilful misconduct or wilful breach in bad faith of a material provision of any Loan Document.
(xvii)Each Grantor will upon demand pay to the Collateral Agent (without duplication) the amount of any and all reasonable out-of-pocket expenses, including, without limitation, the reasonable fees and expenses of its counsel, that the Collateral Agent may reasonably incur in connection with (a) the administration of this Agreement, (b) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (c) the exercise or enforcement of any of the rights of the Collateral Agent or the Secured Parties hereunder or (d) the failure by such Grantor to perform or observe any of the provisions hereof.
Section 22Amendments; Waivers; Additional Grantors, Etc
(xviii). (i) No amendment shall in any event be effective unless the same shall be in writing and signed by the parties hereto. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.
(xix)Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each, a “Security Agreement Supplement”), (a) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder and either a Hotel Party or an Equity Pledgor, as applicable, and each reference in this Agreement and the other Loan Documents to “Grantor” and “Hotel Party” or “Equity Pledgor”, as applicable,
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shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (b) the supplemental schedules I-V attached to each Security Agreement Supplement (the “Supplemental Schedules”) shall be incorporated into and become a part of and supplement Schedules I-V, respectively, hereto, and the Collateral Agent may attach such Supplemental Schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.
Section 23Notices, Etc
. All notices and other communications provided for hereunder (including notices to Grantors other than Borrower, which shall be delivered in care of Borrower) shall be given in accordance with Section 10.02 of the Credit Agreement. Delivery by email (in .pdf or similar electronic format) of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or the Schedules hereto shall be effective as delivery of an original executed counterpart thereof.
Section 24Continuing Security Interest; Assignments under the Credit Agreement
. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the latest of (a) the payment in full in cash of the Secured Obligations and (b) the latest Maturity Date under the Credit Agreement, (ii) be binding upon each Grantor, its successors and assigns and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement in accordance with the terms thereof (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes, if any, held by it, in each case in respect of the Credit Agreement) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as provided in Section 10.07 of the Credit Agreement.
Section 25Release; Termination
. The pledge and security interest granted hereby shall automatically terminate, the Liens on the Collateral granted under the Loan Documents will automatically be released (i) in whole, upon payment in full of the Secured Obligations, (ii) as to any property constituting Collateral that is sold, leased, transferred or otherwise disposed of by a Grantor in accordance with the terms of the Loan Documents, including by way of merger, consolidation or dissolution that is permitted under the Credit Agreement, (iii) with respect to any Collateral that is owned by a Grantor that is released from its Guarantee pursuant to the Credit Agreement, and (iv) with the consent of the Lenders or Required Lenders, as applicable, pursuant to the Credit Agreement, and, in each case, all rights to the applicable Collateral shall revert to the applicable Grantor. The Collateral Agent shall, at the Grantors’ cost, (y) execute and deliver UCC financing statement amendments or releases that remove the released Collateral from any previously filed financing statements that included such released Collateral in the description of the assets covered thereby and (z) deliver to such Grantor any such released Collateral in the Collateral Agent’s possession.
Section 26Security Interest Absolute
. The obligations of each Grantor under this Agreement are independent of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Loan Party or whether such Grantor or any other Loan Party is joined in any such action or actions. All rights of the Collateral Agent and the Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor under the Loan Documents, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:
(xx)any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;
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(xxi)any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;
(xxii)any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
(xxiii)any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;
(xxiv)any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;
(xxv)any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);
(xxvi)the failure of any other Person to execute this Agreement or any other Loan Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations; or
(xxvii)any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.
This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.
Section 27Third Party Waivers
(xxviii). (i) Each Grantor authorizes the Collateral Agent to perform any or all of the following acts at any time in its sole discretion, all without notice to any Grantor, without affecting such Grantor’s obligations under this Agreement or any other Loan Documents and without affecting the liens and encumbrances against the Collateral in favor of the Collateral Agent, all to the extent permitted by applicable law:
(a)Subject to Section 10.01 of the Credit Agreement, the Collateral Agent may alter any terms of the Obligations or any part thereof, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Obligations or any part thereof.
(b)The Collateral Agent may take and hold security for the Obligations, accept additional or substituted security, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.
(c)The Collateral Agent may direct the order and manner of any sale of all or any part of any security now or later to be held for the Obligations, and the Collateral Agent (or its nominees or designees) may also bid at any such sale.
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(d)The Collateral Agent may apply any payments or recoveries from Borrower, any Grantor or any other source, and any proceeds of any security, to the obligations under the Loan Documents in such manner, order and priority as the Collateral Agent may elect.
(e)The Collateral Agent may release Borrower or any other person or entity of its liability for the Obligations or any part thereof.
(f)The Collateral Agent may substitute, add or release any one or more guarantors or endorsers.
(g)In addition to the Obligations, the Collateral Agent may extend other credit to Borrower, and may take and hold security for the credit so extended.
(xxix)Each Grantor waives to the extent permitted under applicable law:
(a)Any right it may have to require the Collateral Agent to proceed against Borrower, any Grantor or any other person or entity, proceed against or exhaust any security held from Borrower, any Grantor or any person or entity, or pursue any other remedy in the Collateral Agent’s power to pursue;
(b)Any defense based on any claim that any Grantor’s obligations exceed or are more burdensome than those of Borrower, any Grantor or any other Person;
(c)Any defense: (I) based on any legal disability of any other Person, (II) based on any release, discharge, modification, impairment or limitation of the liability of any other person or entity to the Collateral Agent from any cause, whether consented to by the Collateral Agent or arising by operation of law, (III) arising out of or able to be asserted as a result of any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of any other person or entity or any of their respective affiliates, or any general assignment for the benefit of creditors, composition, marshaling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case as undertaken under any U.S. Federal or State law (each of the foregoing described in this clause (III) being referred to herein as an “Insolvency Proceeding”); or (IV) arising from any rejection or disaffirmance of the Obligations, or any part thereof, or any security held therefor, in any such Insolvency Proceeding;
(d)Any defense based on any action taken or omitted by the Collateral Agent in any Insolvency Proceeding involving any other Person, including any election to have the Collateral Agent’s claim allowed as being secured, partially secured or unsecured, any extension of credit by the Collateral Agent to any other Person in any Insolvency Proceeding, and the taking and holding by the Collateral Agent of any security for any such extension of credit;
(e)All presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of intention to accelerate, notices of acceleration, notices of acceptance of this Agreement or any other Loan Document and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind (except or expressly required by the Loan Documents);
(f)Any duty on the part of the Collateral Agent or any Secured Party to disclose to such Grantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower, any other Loan Party or any of their Subsidiaries now or hereafter known by the Collateral Agent or such Secured Party;
(g)Except for such notices as required by the Loan Documents, any defense based on or arising out of any defense that Borrower or any of its affiliates may have to the payment or performance of the Obligations (other than the defense that the Obligations in question have been paid or performed (to the extent paid or performed)); and
AMERICAS/2023158313.8    16

(h)Any and all rights and defenses available to it by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses such Grantor may have by reason of protection afforded to the principal with respect to any of the Secured Obligations, or to any other obligor with respect to any of the Secured Obligations with respect to any of such obligor’s obligations under the Loan Documents, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such Grantor’s obligations, including without limitation Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. As provided below, this Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York. This Section 27(ii)(h) is included solely out of an abundance of caution, and shall not be construed to mean that any of the above referenced provisions of California law are in any way applicable to this Agreement or to any of the Secured Obligations.
(xxx)(a) After the occurrence and during the continuance of any Event of Default, in its sole discretion, without prior notice (except as required by applicable law) to or consent of any Grantor, the Collateral Agent may elect to: (I) foreclose against any collateral for the Secured Obligations, (II) accept any offer to transfer any such collateral for the Secured Obligations in lieu of foreclosure, (III) compromise or adjust the Secured Obligations or any part thereof or make any other accommodation with Borrower or any Person, or (IV) exercise any other remedy against Borrower or any person or entity or any collateral for the Secured Obligations. No such action by the Collateral Agent shall release or limit the Collateral Agent’ rights hereunder or under the other Loan Documents, even if the effect of the action is to deprive any Grantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower or any other Person for any sums paid to the Collateral Agent, whether contractual or arising by operation of law or otherwise. Each Grantor expressly agrees that under no circumstances shall such Grantor be deemed to have any right, title, interest or claim in or to any real or personal property to be held by the Collateral Agent or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Secured Obligations in accordance with this Agreement and applicable law.
(a)Subject to the payment in full of all Secured Obligations, each Grantor shall retain its rights to seek contribution and reimbursement from, and rights of subrogation with respect to, any other Grantor to the extent the Secured Obligations hereunder render such Grantor insolvent. Such rights of subrogation, contribution and reimbursement shall be subordinate to the Secured Obligations, and no Grantor shall enforce any such rights until the Secured Obligations shall have been paid in full.
Section 28Execution in Counterparts
. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by email (in .pdf or similar electronic format) shall be effective as delivery of an original executed counterpart of this Agreement. Copies of originals, including copies delivered by facsimile, .pdf, or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Agreement. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything contained herein to the contrary, the Collateral Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Collateral Agent pursuant to procedures approved by it. Without limitation of the foregoing, (a) to the extent the Collateral Agent has agreed to accept such electronic signature, the Collateral Agent and each of the Lender Parties and Issuing Banks shall be entitled to rely on any such electronic signature purportedly given by or on behalf of any Loan Party or any other party hereto without further verification and regardless of the appearance or form of such electronic signature and (b) upon the request of the Collateral Agent or any Lender Party, any electronic signature shall be promptly followed by a manually executed counterpart. Each Loan Party hereby waives (y) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or any other Loan Document based solely on the lack of paper original copies of this Agreement and/or such other Loan Document and (z) any claim against the Collateral Agent, each Lender Party and each Issuing Bank for any liabilities arising solely from such
AMERICAS/2023158313.8    17

Person’s reliance on or use of electronic signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.
Section 29The Credit Agreement and the Mortgages
. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall control and govern to the extent of such inconsistency. If terms of a Mortgage on any Asset Collateral are inconsistent with the terms of this Agreement, then with respect to such Asset Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other such Asset Collateral.
Section 30Jurisdiction, Etc.
(i) (i) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the County and City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Loan Parties or their properties in the courts of any jurisdiction.
(ii)Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
Section 31Governing Law
. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
Section 32WAIVER OF JURY TRIAL.
EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (A) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS AND (B) ANY CLAIMS FOR PUNITIVE DAMAGES. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 32.
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AMERICAS/2023158313.8    18

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CITIBANK, N.A.,
as Collateral Agent
By: /s/ Alicia L. Mioli
Name: Alicia L. Mioli
Title: Authorized Signatory
[Signatures continue on following pages]

AMERICAS/2023158313.8    [Signature page to Security Agreement]

GRANTORS:

BORROWER:

HERSHA HOSPITALITY LIMITED PARTNERSHIP,
a Virginia limited partnership

By: HERSHA HOSPITALITY TRUST, a Maryland real estate investment trust, its general partner

By: /s/ Ashish R. Parikh
        Name: Ashish R. Parikh
        Title: CFO

[Signatures continue on next page.]
AMERICAS/2023158313.8    [Signature page to Security Agreement]

PLEDGORS:

44 NEW ENGLAND MANAGEMENT COMPANY,
a Virginia corporation

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Vice President

HHLP BULFINCH MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh_
    Name: Ashish R. Parikh
    Title: Manager

HHLP SMITH STREET HOLDING, LLC,
a New York limited liability company, its manager

By: HHLP SMITH STREET MANAGING MEMBER, LLC,
a New York limited liability company, its manager

By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
    Title: Manager

HERSHA CONDUIT ASSOCIATES, LLC,
a New York limited liability company

By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
    Title: Manager

HHLP KEY WEST ONE MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
    Title: Manager

HHLP WINTER HAVEN MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title:    Manager

[Signatures continue on next page.]
AMERICAS/2023158313.8    [Signature page to Security Agreement]

HHLP BLUE MOON MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
Title: Manager

HHLP RITTENHOUSE MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

HHLP MIAMI BEACH MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

HHLP GEORGETOWN MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

320 PEARL STREET, INC.,
a New York corporation

By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
    Title: Manager

HHLP BRISAM 29 MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
    Title: Manager

[Signatures continue on next page.]
AMERICAS/2023158313.8    [Signature page to Security Agreement]

HHLP BOSTON SEAPORT MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
    Title: Manager

HHLP AMBROSE MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
    Title: Manager

EXIT 88 HOTEL MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
    Title: Manager

HHLP SEATTLE MANAGER, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
    Title: Manager

OF FREEDOM I, LLC,
a Delaware limited liability company

                    By: HHLP LIBERTY ASSOCIATES, LLC,
                    a Delaware limited liability company, its sole member

                    By: /s/ Ashish R. Parikh
                 Name: Ashish R. Parikh
                     Title: Manager

HHLP LIBERTY ASSOCIATES, LLC,
a Delaware limited liability company

                    By: /s/ Ashish R. Parikh
                 Name: Ashish R. Parikh
                     Title: Manager

[Signatures continue on next page.]
AMERICAS/2023158313.8    [Signature page to Security Agreement]

HOTEL PARTIES:

HHLP BULFINCH ASSOCIATES, LLC,
a Delaware limited liability company

By: HHLP BULFINCH MANAGER, LLC,
a Delaware limited liability company, its manager

    By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

HHLP BULFINCH LESSEE, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
     Name: Ashish R. Parikh
     Title: Manager

HHLP SMITH STREET ASSOCIATES, LLC,
a New York limited liability company

By: HHLP SMITH STREET HOLDING, LLC,
a New York limited liability company, its manager

By: HHLP SMITH STREET MANAGING MEMBER, LLC, a New York limited liability company, its manager

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

44 SMITH STREET LESSEE, LLC,
a New York limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

RISINGSAM HOSPITALITY LLC,
a New York limited liability company

By: HERSHA CONDUIT ASSOCIATES, LLC,
a New York limited liability company, its manager

    By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

[Signatures continue on next page.]
AMERICAS/2023158313.8    [Signature page to Security Agreement]

HHLP CONDUIT LESSEE, LLC,
a New York limited liability company

By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
    Title: Manager

HHLP KEY WEST ONE ASSOCIATES, LLC,
a Delaware limited liability company

By: HHLP KEY WEST ONE MANAGER, LLC,
a Delaware limited liability company, its manager

By:     /s/ Ashish R. Parikh
    Name:    Ashish R. Parikh
    Title:    Manager

HHLP KEY WEST ONE LESSEE, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
    Name:    Ashish R. Parikh
    Title:    Manager

HHLP WINTER HAVEN ASSOCIATES, LLC,
a Delaware limited liability company

By: HHLP WINTER HAVEN MANAGER, LLC,
a Delaware limited liability company, its manager

By: /s/ Ashish R. Parikh
    Name:    Ashish R. Parikh
    Title:    Manager

HHLP WINTER HAVEN LESSEE, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

[Signatures continue on next page.]
AMERICAS/2023158313.8    [Signature Page to Security Agreement]

HHLP BLUE MOON ASSOCIATES, LLC,
    a Delaware limited liability company

By: HHLP BLUE MOON MANAGER, LLC,
a Delaware limited liability company, its manager

By: /s/ Ashish R. Parikh
    Name:    Ashish R. Parikh
    Title:    Manager

HHLP BLUE MOON LESSEE, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
    Name:    Ashish R. Parikh
    Title:    Manager

HHLP RITTENHOUSE ASSOCIATES, LLC,
a Delaware limited liability company

By: HHLP RITTENHOUSE MANAGER, LLC,
a Delaware limited liability company,
its manager

    By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

HHLP RITTENHOUSE LESSEE, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

HHLP MIAMI BEACH ASSOCIATES, LLC,
a Delaware limited liability company

By: HHLP MIAMI BEACH MANAGER, LLC,
a Delaware limited liability company, its manager

By: /s/ Ashish R. Parikh
    Name:    Ashish R. Parikh
    Title:    Manager

[Signatures continue on next page.]

AMERICAS/2023158313.8    [Signature Page to Security Agreement]

HHLP MIAMI BEACH LESSEE, LLC,
    a Delaware limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

HHLP GEORGETOWN ASSOCIATES, LLC,
a Delaware limited liability company

By: HHLP GEORGETOWN MANAGER, LLC,
a Delaware limited liability company, its manager

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

HHLP GEORGETOWN LESSEE, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

SEAPORT HOSPITALITY LLC,
a New York limited liability company

By: 320 PEARL STREET, INC.,
a New York corporation, its managing member

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Vice President

SEAPORT T.R.S., LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Vice President

METRO JFK ASSOCIATES, LLC,
a New York limited liability company

                 By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

[Signatures continue on next page.]
AMERICAS/2023158313.8    [Signature Page to Security Agreement]

44 METRO, LLC,
a Delaware limited liability company

                 By: /s/ Ashish R. Parikh
    Name: Ashish R. Parikh
    Title: Manager

HHLP WHITE PLAINS ASSOCIATES, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
                     Title: Manager

44 WHITE PLAINS, LLC,
a Delaware limited liability company

                    By: /s/ Ashish R. Parikh
                     Name: Ashish R. Parikh
                     Title: Manager

BRISAM MANAGEMENT (DE) LLC,
a Delaware limited liability company

By: HHLP BRISAM 29 MANAGER, LLC,
a Delaware limited liability company, its manager

By: /s/ Ashish R. Parikh
     Name: Ashish R. Parikh
     Title: Manager

METRO 29TH SUBLESSEE, LLC,
a New York limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

[Signatures continue on next page.]
AMERICAS/2023158313.8    [Signature Page to Security Agreement]

HHLP BOSTON SEAPORT ASSOCIATES, LLC,
a Delaware limited liability company

By: HHLP BOSTON SEAPORT MANAGER, LLC,
a Delaware limited liability company, its manager

By: /s/ Ashish R. Parikh _
     Name: Ashish R. Parikh
     Title: Manager

HHLP BOSTON SEAPORT LESSEE, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

HHLP AMBROSE ASSOCIATES, LLC,
a Delaware limited liability company

By: HHLP AMBROSE MANAGER, LLC,
a Delaware limited liability company, its manager

By: /s/ Ashish R. Parikh
     Name: Ashish R. Parikh
     Title: Manager

HHLP AMBROSE LESSEE, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh _
Name: Ashish R. Parikh
Title: Manager

EXIT 88 HOTEL, LLC,
a Connecticut limited liability company

By: EXIT 88 HOTEL MANAGER, LLC,
a Delaware limited liability company, its manager

By: /s/ Ashish R. Parikh _
     Name: Ashish R. Parikh
     Title: Manager

[Signatures continue on next page.]
AMERICAS/2023158313.8    [Signature Page to Security Agreement]

HT-EXIT 88 HOTEL TRS, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh __
Name: Ashish R. Parikh
Title: Manager

HHLP SEATTLE ASSOCIATES, LLC,
a Delaware limited liability company

By: HHLP SEATTLE MANAGER, LLC,
a Delaware limited liability company, its manager

By: _/s/ Ashish R. Parikh
     Name: Ashish R. Parikh
     Title: Manager

HHLP SEATTLE LESSEE, LLC,
a Delaware limited liability company

By: _/s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Manager

CHIMES OF FREEDOM, LLC,
a Delaware limited liability company

By: OF FREEDOM I, LLC,
a Delaware limited liability company, its managing member

By: HHLP LIBERTY ASSOCIATES, LLC,
a Delaware limited liability company, its sole member

                    By: /s/ Ashish R. Parikh
                 Name: Ashish R. Parikh
    Title: Manager

HHLP LIBERTY LESSEE, LLC,
a Delaware limited liability company

By: /s/ Ashish R. Parikh
                 Name: Ashish R. Parikh
Title: Manager

[Signatures end.]

AMERICAS/2023158313.8    [Signature Page to Security Agreement]

Exhibit A to the
Security Agreement
FORM OF SECURITY AGREEMENT SUPPLEMENT
[Date of Security Agreement Supplement]

To:	CITIBANK, N.A.,
as Collateral Agent
390 Greenwich Street, 7th Floor
New York, New York 10013
Attn: Bank Loan Syndications Department

HERSHA HOSPITALITY LIMITED PARTNERSHIP
Ladies and Gentlemen:
Reference is made to (i) the Credit Agreement dated as of August 4, 2022, among Hersha Hospitality Limited Partnership (“Borrower”), Hersha Hospitality Trust (“Parent Guarantor”), Citibank, N.A. as administrative agent and collateral agent and the other financial institutions and entities party thereto from time to time (such Agreement, as heretofore amended and as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) the Security Agreement dated as of August 4 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.
SECTION 1. Grant of Security. The undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in and to all of the [Asset Collateral][Equity Collateral] of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached Supplemental Schedules to the Schedules to the Security Agreement.
SECTION 2. Security for Obligations. The grant of a security interest in the [Asset Collateral][Equity Collateral] by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secure the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.
SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto Supplemental Schedules I through V to Schedules I through V respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such Supplemental Schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct.
SECTION 4. Representations and Warranties. The undersigned hereby makes as to itself and its [Asset Collateral][Equity Collateral] each representation and warranty set forth in Section 9 of the Security Agreement (as supplemented by the attached Supplemental Schedules) as of the date of this Security Agreement Supplement to the same extent as each other Grantor.
AMERICAS/2023158313.8    Exh. A-1

SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each other [Hotel Party][Equity Pledgor]. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to (i) an “Additional Grantor” or a “Grantor” and (ii) [a “Hotel Party”][an ”Equity Pledgor”] shall, in each case, also mean and be a reference to the undersigned.
SECTION 6. Jurisdiction, Etc.
(a)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the County and City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Pledge Agreement Supplement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Security Agreement Supplement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Security Agreement Supplement or the other Loan Documents against the Loan Parties or their properties in the courts of any jurisdiction.
(b)    Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
SECTION 7. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 8. WAIVER OF JURY TRIAL. EACH OF THE UNDERSIGNED UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (A) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT SUPPLEMENT OR ANY OF THE OTHER LOAN DOCUMENTS AND (B) ANY CLAIMS FOR PUNITIVE DAMAGES. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT SUPPLEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.
SECTION 9. Execution in Counterparts. This Security Agreement Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement Supplement by email (in .pdf or similar electronic format) shall be effective as delivery of an original executed counterpart of this Security Agreement Supplement. Copies of originals, including copies delivered by facsimile, .pdf, or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Security Agreement Supplement. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything contained herein to the contrary, the Collateral Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Collateral Agent pursuant to procedures approved
AMERICAS/2023158313.8    Exh. A-2

by it. Without limitation of the foregoing, (a) to the extent the Collateral Agent has agreed to accept such electronic signature, the Collateral Agent and each of the Lender Parties and Issuing Banks shall be entitled to rely on any such electronic signature purportedly given by or on behalf of any Loan Party or any other party hereto without further verification and regardless of the appearance or form of such electronic signature and (b) upon the request of the Collateral Agent or any Lender Party, any electronic signature shall be promptly followed by a manually executed counterpart. Each Loan Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Security Agreement Supplement and/or any other Loan Document based solely on the lack of paper original copies of this Security Agreement Supplement and/or such other Loan Document and (ii) any claim against the Collateral Agent, each Lender Party and each Issuing Bank for any liabilities arising solely from such Person’s reliance on or use of electronic signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.
Very truly yours,
[NAME OF ADDITIONAL GRANTOR]
By:
Name:
Title:
Address for notices:
_______________________
_______________________
_______________________

AMERICAS/2023158313.8    Exh. A-3